NASDAQ-100® Bull 1.25X Fund
Dow 30SM Bull 1.25X Fund
Latin America Bear 2X Fund
China Bear 2X Fund

each a Series of the
DIREXION FUNDS

Supplement dated October 17, 2008
to the Prospectus dated August 28, 2008

On October 6, 2008, the Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of management, determined to close four of its series, the NASDAQ-100® Bull 1.25X Fund, Dow 30SM Bull 1.25X Fund, Latin America Bear 2X Fund and China Bear 2X Fund (the “Funds”).  The Funds will be closed to new purchases of additional shares as of the close of trading on October 31, 2008 (except purchases made through reinvestment of dividends, if any) and will be liquidated on or about November 14, 2008 (the “Liquidation Date”).  Each Fund will no longer pursue its stated investment objective after November 7 and may no longer pursue its objective earlier if a Fund’s assets fall below $2 million, as noted in the “Investment Techniques and Policies – Defensive Policy” section on page 5 of the Prospectus.

Any shareholder who has not redeemed his or her shares of the Funds, or exchanged them for shares of other investment series of the Trust, prior to the Liquidation Date, will receive a check representing the shareholder's proportionate interest in the net assets of the Funds as of the Liquidation Date.

Please retain this Supplement with the Prospectus.